                                                                    EXHIBIT 99.1


[Encore Wire Corporation Logo Omitted]

Encore Wire Corporation                            Contact: Frank J. Bilban
1410 Millwood Road                                 Vice President & CFO
McKinney, Texas 75069
972-562-9473

                                  Press Release

FOR IMMEDIATE RELEASE             April 29, 2003

                         ENCORE WIRE REPORTS Q-1 RESULTS

MCKINNEY, TX - Encore Wire Corporation (NASDAQ/NMS: WIRE) today reported financial results for the quarter ended March 31, 2003.

Net sales for the first quarter of 2003 totaled $67,152,000 compared to $64,182,000 during the first quarter of 2002. Intense competitive pressure in the industry drove wire prices to historically low levels. This continued drop in wire prices compressed gross margins to the lowest levels in the history of the company, resulting in a net loss for the first quarter of 2003 of $517,000 versus the $2,357,000 net income reported in the first quarter of 2002. Fully diluted net income per common share was a loss of $.03 in the first quarter of 2003 compared to $.15 of net income in the first quarter of 2002.

Commenting on the quarter ended March 31, 2003, Vincent A. Rego, Company Chairman and CEO remarked, "The past two to three years have proved to be very challenging for businesses across a broad spectrum of American industry, including the building wire industry. Competitors have been publicly reporting poor results for the last couple of years. In the last three quarters this has caught up with Encore, resulting in the first quarterly loss this company has reported since 1995. While we are disappointed with our performance, it must be viewed in the context of the current economic environment. Our staff has done a remarkable job to enable us to perform as well as we have. Our high order fill rates, innovative products and low cost structure continue to set industry standards. We have an excellent group of independent representatives selling our products, through which we have developed lasting customer relationships. While many companies within and outside our industry have been forced to retrench their operations and compromise their future, we have planned for our future with the capital improvement project we completed last year. With this project behind us, we have the capability to approach the future confidently while our short-term focus is one of riding this storm out. We will remain conservative in our spending to ensure our balance sheet remains strong. We thank our shareholders for their continued support and understanding in these difficult times."

Encore Wire Corporation manufactures a broad range of electrical wire for interior wiring in homes, apartments, manufactured housing and commercial and industrial buildings.

The matters discussed in this news release, other than the historical financial information, including statements about the copper pricing environment, increasing profitability and shareholder value, may include forward-looking statements that involve risks and uncertainties, including fluctuations in the price of copper, the impact of competitive pricing and other risks detailed from time to time in the Company's reports filed with the Securities and Exchange Commission. Actual results may vary materially from those anticipated.

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
                             Encore Wire Corporation
                                  P.O. Box 1149
                               1410 Millwood Road
                              McKinney, Texas 75069
                                 (972) 562-9473


                      Condensed Consolidated Balance Sheet
                                 (In Thousands)
                                   (Unaudited)

                                               MARCH 31      DECEMBER 31
                                                 2003           2002
                                               ---------     -----------
ASSETS

Current Assets
  Cash                                         $     137      $     160
  Receivables, net                                49,283         46,600
  Inventories                                     47,922         50,165
  Prepaid Expenses and Other                       2,311            672
                                               ---------      ---------
Total Current Assets                              99,653         97,597

Property, Plant and Equipment, net                84,358         85,366

Other Assets                                         171            166
                                               ---------      ---------

Total Assets                                   $ 184,182      $ 183,129
                                               =========      =========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Accounts Payable                             $   8,020      $  10,735
  Accrued Liabilities and Other                    8,686         11,183
                                               ---------      ---------
Total Current Liabilities                         16,706         21,918

Long Term Liabilities
  Note Payable                                    54,240         47,500
  Non-Current Deferred Income Taxes                7,193          7,193
                                               ---------      ---------
Total Long Term Liabilities                       61,433         54,693

Total Liabilities                                 78,139         76,611

Stockholders' Equity
  Common Stock                                       170            169
  Additional Paid in Capital                      34,138         34,138
  Treasury Stock                                 (15,275)       (15,275)
  Retained Earnings                               87,010         87,486
                                               ---------      ---------
Total Stockholders' Equity                       106,043        106,518
                                               ---------      ---------

Total Liabilities and Stockholders' Equity     $ 184,182      $ 183,129
                                               =========      =========

                             Encore Wire Corporation
                                  P.O. Box 1149
                               1410 Millwood Road
                              McKinney, Texas 75069
                                 (972) 562-9473
                   Condensed Consolidated Statement of Income
                                 (In Thousands)
                                   (Unaudited)

                                                 QUARTER ENDED MARCH 31,
                                     -----------------------------------------------
                                              2003                      2002
                                     ----------------------    ---------------------
Net Sales                            $ 67,152         100.0%   $ 64,182        100.0%
Cost of Sales                          61,495          91.6%     54,403         84.8%
                                     --------      --------    --------     --------

Gross Profit                            5,657           8.4%      9,779         15.2%

Selling, General and
  Administrative Expenses               5,953           8.9%      5,771          9.0%
                                     --------      --------    --------     --------

Operating Income                         (296)         -0.4%      4,008          6.2%

Net Interest & Other Expense              511           0.8%        327          0.5%
                                     --------      --------    --------     --------

Income before Income Taxes               (807)         -1.2%      3,681          5.7%

Income Taxes                             (290)         -0.4%      1,324          2.1%
                                     --------      --------    --------     --------

Net Income                           $   (517)         -0.8%   $  2,357          3.7%
                                     ========      ========    ========     ========

Basic Earnings Per Share             $  (0.03)                 $   0.15
                                     ========                  ========

Diluted Earnings Per Share           $  (0.03)                 $   0.15
                                     ========                  ========

Weighted Average Number of
  Common and Common
  Equivalent Shares Outstanding:
    -Basic                             15,119                    15,260
                                     ========                  ========
    -Diluted                           15,119                    15,469
                                     ========                  ========


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